JAAK (JACK) OLESK
                           CERTIFIED PUBLIC ACCOUNTANT
                        270 North Canon Drive, Suite 203
                         Beverly Hills, California 90210
                                 (310) 288-0693




                                  March 8, 2000







Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, N.W.
Washington, D.c. 20549

Gentlemen:

        I agree with the contents of the Form 8-K filed by Starfest, Inc. as of March 8, 2000.



                                         /s/ Jaak (Jack) Olesk

                                         JAAK (JACK) OLESK

                                                                      Exhibit 16